Exhibit 99.1

Investor Relations Contact: Brian Norris Acme Packet +1.781.328.4790 bnorris@acmepacket.com	Media and Analyst Contact: Mike O’Malley Acme Packet +1.781.869.2975 momalley@acmepacket.com

Acme Packet Reports Results for Fourth Quarter of 2011

– Fourth Quarter Revenues of $83.0 million, up 18% Year-Over-Year –

– Revenues of $307.3 million in 2011, up 33% over 2010 –

Bedford, Massachusetts – February 2, 2012 – Acme Packet, Inc. (NASDAQ: APKT), the leader in session delivery network solutions, today announced results for the fourth quarter and full year ended December 31, 2011. All earnings per share results are on a fully diluted basis.

Results for the Fourth Quarter of 2011

Total revenue for the fourth quarter of 2011 was $83.0 million, an increase of 18% compared to $70.2 million in the fourth quarter of 2010 and an increase of 18% compared to $70.6 million in the third quarter of 2011. Net income for the fourth quarter of 2011 was $8.7 million, or $0.12 per share, compared to $14.5 million, or $0.21 per share, in the fourth quarter of 2010 and $7.9 million, or $0.11 per share, in the third quarter of 2011. Net income on a non-GAAP1 basis for the fourth quarter of 2011 was $18.3 million, or $0.26 per share, compared to $18.1 million, or $0.26 per share, in the fourth quarter of 2010, and $14.6 million, or $0.21 per share, in the third quarter of 2011.

Results for 2011

Total revenue in 2011 was $307.3 million, an increase of 33% compared to $231.2 million in 2010. Net income in 2011 was $44.4 million, or $0.63 per share, compared to $43.0 million, or $0.63 per share, in 2010. Net income on a non-GAAP1 basis in 2011 was $72.3 million, or $1.02 per share, compared to $55.0 million, or $0.81 per share, in the same period last year.

Company to Host Live Conference Call and Webcast

The Company’s management team plans to host a live conference call and webcast at 4:30 p.m. eastern time today to discuss the financial results as well as management’s outlook for the business. The conference call may be accessed in the United States by dialing 1.800.230.1059 and using access code “APKT”. The conference call may be accessed outside of the United States by dialing +1.612.234.9959 and using access code “APKT”. The conference call will be simultaneously webcast on the Company’s investor relations website, which can be accessed at www.ir.acmepacket.com. A replay of the conference call will be available approximately two hours after the call by dialing 1.800.475.6701 or +1.320.365.3844 and using access code 234067 or by accessing the webcast replay on the Company’s investor relations website.

[1]	A reconciliation of GAAP to non-GAAP results, and a statement on the use of non-GAAP financial measures, is included at the end of this press release.

About Acme Packet

Acme Packet (NASDAQ: APKT), the leader in session delivery network solutions, enables the trusted, first-class delivery of next-generation voice, data and unified communications services and applications across IP networks. Our Net-Net product family fulfills demanding security, service assurance and regulatory requirements in service provider, enterprise and contact center networks. Based in Bedford, Massachusetts, Acme Packet designs and manufactures its products in the USA, selling them through over 220 reseller partners worldwide. More than 1,600 customers in 107 countries have deployed over 16,000 Acme Packet systems, including 88 of the top 100 service providers and 41 of the Fortune 100. For more information visit www.acmepacket.com.

Acme Packet, Inc. Safe Harbor Statement

Statements contained herein that are not historical fact may be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may relate to, among other things, expected financial and operating results, expected growth rates, future stock-based compensation and amortization expenses, future business prospects and market conditions. Such forward-looking statements do not constitute guarantees of future performance and are subject to a variety of risks and uncertainties that could cause actual results to differ materially from those anticipated. These include, but are not limited to: the amount of stock-based compensation awarded; the applicable Company stock price used to determine stock-based compensation; the exercise pattern of employee stock options; difficulties expanding the Company’s customer base; difficulties leveraging market opportunities; difficulties providing solutions that meet the needs of customers; poor product sales; long sales cycles; difficulties developing new products; difficulties in relationships with vendors and partners; higher risks in international operations; difficulties managing rapid growth; difficulties managing the Company’s financial performance; the ability to hire and retain employees and appropriately staff operations; the Company’s cash needs; the impact of new accounting pronouncements and increased competition. Additional factors that could cause actual results to differ materially from those projected or suggested in any forward-looking statements are contained in the Company’s recent filings with the Securities and Exchange Commission, including those factors discussed under the caption “Risk Factors” in such filings.

Acme Packet, Inc.

Condensed Consolidated Statements of Income

(in thousands, except share and per share data)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Revenue:
Product	$64,276	$57,346	$241,783	$186,798
Maintenance, support and service	18,720	12,886	65,534	44,434

Total revenue	82,996	70,232	307,317	231,232

Cost of revenue:
Product	12,155	8,980	42,245	31,866
Maintenance, support and service	3,118	2,301	11,691	9,265

Total cost of revenue	15,273	11,281	53,936	41,131

Gross profit	67,723	58,951	253,381	190,101

Operating expenses:
Sales and marketing	29,940	23,005	105,580	73,067
Research and development	14,221	9,330	51,483	35,565
General and administrative	6,073	4,286	21,844	15,071
Merger and integration-related costs	—	223	300	223

Total operating expenses	50,234	36,844	179,207	123,926

Income from operations	17,489	22,107	74,174	66,175

Other (expense) income, net	(91)	27	(238)	381

Income before provision for income taxes	17,398	22,134	73,936	66,556

Provision for income taxes	8,681	7,624	29,576	23,519

Net income	$8,717	$14,510	$44,360	$43,037

Net income per share:
Basic	$0.13	$0.23	$0.67	$0.69
Diluted	$0.12	$0.21	$0.63	$0.63

Weighted average number of common shares used in the calculation of net income per share:
Basic	67,314,606	63,867,523	66,346,008	62,002,543
Diluted	70,679,690	69,418,243	70,902,293	67,915,525

Acme Packet, Inc.

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	December 31, 2011	December 31, 2010
Assets

Current assets:
Cash and cash equivalents	$160,403	$91,669
Short-term investments	191,672	179,024
Accounts receivable, net	59,739	34,797
Inventory	10,246	6,662
Deferred product costs	1,515	3,572
Deferred tax asset	4,809	3,814
Income taxes receivable	4,341	9,979
Other current assets	4,385	3,231

Total current assets	437,110	332,748
Long-term investments	20,096	5,030
Property and equipment, net	26,252	17,156
Acquired intangible assets, net	8,569	9,468
Goodwill	3,778	—
Deferred tax asset, net	18,371	14,802
Other assets	230	940

Total assets	$514,406	$380,144

Liabilities and Stockholders’ Equity

Current liabilities:
Accounts payable	$10,318	$7,161
Accrued expenses and other current liabilities	12,715	14,629
Deferred revenue	22,261	31,998

Total current liabilities	45,294	53,788

Deferred revenue	2,049	1,546

Deferred rent	4,533	4,265

Stockholders’ equity:
Common stock	74	71
Additional paid-in capital	363,769	266,114
Treasury stock, at cost	(37,522)	(37,522)
Accumulated other comprehensive income	1	34
Retained earnings	136,208	91,848

Total stockholders’ equity	462,530	320,545

Total liabilities and stockholders’ equity	$514,406	$380,144

Condensed Consolidated Statements of Cash Flow

(in thousands)

(unaudited)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2011	2010	2011	2010
Cash provided by operating activities	$18,695	$22,370	$55,341	$55,119
Cash used in investing activities	(34,550)	(60,995)	(49,036)	(114,767)
Cash provided by financing activities	19,296	19,652	62,429	60,846

Acme Packet, Inc.

Statement on Use of Non-GAAP Financial Measures and

Reconciliation of Non-GAAP Net Income and Non-GAAP Net Income Per Share

(in thousands, except share and per share data)

(unaudited)

Statement on Use of Non-GAAP Financial Measures:

To supplement its condensed consolidated financial statements presented in accordance with accounting principles generally accepted in the United States (“GAAP”), the Company discloses certain non-GAAP financial measures, including “non-GAAP net income”, “net income on a non-GAAP basis”, “non-GAAP net income per share”, “non-GAAP EPS”, “net income per share on a non-GAAP basis” and “non-GAAP EPS growth rate”. These non-GAAP financial measures are not presented in accordance with GAAP and are not meant to be a substitute for the most directly comparable GAAP measures of “net income”, “EPS”, “GAAP EPS growth rate” or “net income per share”. Rather, these non-GAAP financial measures should be evaluated in conjunction with its most directly comparable GAAP financial measure and the Company’s financial statements as a whole.

Management uses these supplemental non-GAAP financial measures to evaluate performance period over period, to analyze the underlying trends in the Company’s business, to assess its performance relative to its competitors, and to establish operational goals and forecasts that are used in allocating resources. Management uses these non-GAAP financial measures because they exclude stock-based compensation expense which is a non-cash charge and related payroll taxes, amortization of acquired intangible assets and merger and integration-related costs associated with the Company’s acquisition activities all of which are non-operational costs and expenses. By excluding stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and integration-related costs, management can compare the Company’s operations to prior periods and to the operations of other companies in its industry who may have materially different unusual, non-operational charges. Management does not consider any of stock-based compensation expense and related payroll taxes, amortization of acquired intangible assets, and merger and integration-related costs to be part of the Company’s operating activities or meaningful in evaluating the Company’s past financial performance or future prospects. Management believes that excluding these items is useful to investors because it is more representative of ongoing costs and therefore more comparable to historical operations.

Because management uses them, management believes that the disclosure of these non-GAAP financial measures to investors provides greater transparency and useful information to help the investor better understand the Company’s operating performance and to evaluate the methodology used by management to evaluate and measure such performance. Notwithstanding their utility to investors in understanding operational trends, these non-GAAP measures should not be considered measures of the Company’s liquidity. In addition, the Company cautions that its definition of “non-GAAP net income”, “non-GAAP EPS” and “non-GAAP net income per share” may differ from similar measures used by other companies and may differ from period to period. Also, in future periods, management may make other adjustments for expenses and gains that it does not consider reflective of core operating performance in a particular period thereby modifying its definition of “non-GAAP net income”, “non-GAAP EPS” and “non-GAAP net income per share” by excluding these other or additional expenses and gains.

Reconciliation of GAAP to Non-GAAP Financial Measures for the Three and Twelve Months Ended December 31, 2011 and December 31, 2010 and the Three Months Ended September 30, 2011:

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended December 31, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Non-GAAP[1]
Cost of revenue:
Product	$12,155	$(314)	$(385)	$11,456
Maintenance, support and service	3,118	(577)	—	2,541

Operating expenses:
Sales and marketing	29,940	(4,857)	(100)	24,983
Research and development	14,221	(3,063)	(11)	11,147
General and administrative	6,073	(1,574)	—	4,499

Provision for income taxes	8,681	1,148	174	10,003

Net income	$8,717	$9,237	$322	$18,276

Net income per share:
Basic	$0.13	$0.14	$0.00	$0.27
Diluted	$0.12	$0.13	$0.00	$0.26

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Twelve Months Ended December 31, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and integration- related costs	Non-GAAP[1]
Cost of revenue:
Product	$42,245	$(1,230)	$(1,677)	$—	$39,338
Maintenance, support and service	11,691	(2,095)	—	—	9,596

Operating expenses:
Sales and marketing	105,580	(17,661)	(387)	—	87,532
Research and development	51,483	(10,886)	(45)	—	40,552
General and administrative	21,844	(5,472)	—	—	16,372
Merger and integration-related costs	300	—	—	(300)	—

Provision for income taxes	29,576	11,022	755	43	41,396

Net income	$44,360	$26,322	$1,354	$257	$72,293

Net income per share:
Basic	$0.67	$0.40	$0.02	$0.00	$1.09
Diluted	$0.63	$0.37	$0.02	$0.00	$1.02

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended December 31, 2010

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and integration- related costs	Non-GAAP[1]
Cost of revenue:
Product	$8,980	$(228)	$(399)	$—	$8,353
Maintenance, support and service	2,301	(354)	—	—	1,947

Operating expenses:
Sales and marketing	23,005	(2,156)	(45)	—	20,804
Research and development	9,330	(1,369)	(11)	—	7,950
General and administrative	4,286	(726)	—	—	3,560
Merger and integration-related costs	223	—	—	(223)	—

Provision for income taxes	7,624	1,735	163	—	9,522

Net income	$14,510	$3,098	$292	$223	$18,123

Net income per share:
Basic	$0.23	$0.05	$0.00	$0.00	$0.28
Diluted	$0.21	$0.04	$0.00	$0.00	$0.26

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Twelve Months Ended December 31, 2010

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and integration- related costs	Non-GAAP[1]
Cost of revenue:
Product	$31,866	$(805)	$(1,536)	$—	$29,525
Maintenance, support and service	9,265	(1,117)	—	—	8,148

Operating expenses:
Sales and marketing	73,067	(7,635)	(180)	—	65,252
Research and development	35,565	(5,112)	(44)	—	30,409
General and administrative	15,071	(2,541)	—	—	12,530
Merger and integration-related costs	223	—	—	(223)	—

Provision for income taxes	23,519	6,605	630	—	30,754

Net income	$43,037	$10,605	$1,130	$223	$54,995

Net income per share:
Basic	$0.69	$0.17	$0.02	$0.00	$0.89
Diluted	$0.63	$0.16	$0.02	$0.00	$0.81

Acme Packet, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

Three Months Ended September 30, 2011

(in thousands, except per share data)

(unaudited)

	GAAP	Stock-based compensation expense and related payroll taxes	Amortization of acquired intangible assets	Merger and integration- related costs	Non-GAAP[1]
Cost of revenue:
Product	$8,778	$(327)	$(385)	$—	$8,066
Maintenance, support and service	3,042	(568)	—	—	2,474

Operating expenses:
Sales and marketing	27,201	(4,784)	(101)	—	22,316
Research and development	13,249	(2,929)	(11)	—	10,309
General and administrative	5,406	(1,615)	—	—	3,791
Merger and integration-related costs	120	—	—	(120)	—

Provision for income taxes	4,846	3,896	179	43	8,964

Net income	$7,926	$6,327	$318	$77	$14,648

Net income per share:
Basic	$0.12	$0.09	$0.01	$0.00	$0.22
Diluted	$0.11	$0.09	$0.01	$0.00	$0.21

Acme Packet, Inc.

Other Operational Data

(unaudited)

	Three Months Ended			Twelve Months Ended
	December 31, 2011	September 30, 2011	December 31, 2010	December 31, 2011	December 31, 2010
Other operational data:
Depreciation and amortization (in thousands)	$2,944	$2,835	$2,177	$10,031	$8,003
Capital expenditures (in thousands)	4,186	5,570	2,770	16,998	13,316
Days sales outstanding	65	65	45	—	—
Total headcount	752	741	570	—	—
Quarterly inventory turnover – annualized	4.41	3.27	5.55	—	—